LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 2000

[LOGO]

the highest level of current income with capital gain as a second objective

KEMPER HIGH YIELD FUND

                                       "... As the U.S. economy enjoyed the best
                                    of times, investors behaved as if high-yield
                                            bonds faced the worst of times. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
TERMS TO KNOW
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF INVESTMENTS
20
FINANCIAL STATEMENTS
23
FINANCIAL HIGHLIGHTS
25
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER HIGH YIELD FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 KEMPER HIGH YIELD FUND      KEMPER HIGH YIELD FUND     LIPPER HIGH CURRENT YIELD
KEMPER HIGH YIELD FUND CLASS A                           CLASS B                     CLASS C             FUNDS CATEGORY AVERAGE*
------------------------------                   ----------------------      ----------------------     -------------------------
0.38                                                      -0.03                       -0.02                       1.09

 NET ASSET VALUE

                                     AS OF     AS OF
                                    3/31/00   9/30/99
 .........................................................
    KEMPER HIGH YIELD FUND CLASS A    $6.87     $7.23
 .........................................................
    KEMPER HIGH YIELD FUND CLASS B    $6.86     $7.22
 .........................................................
    KEMPER HIGH YIELD FUND CLASS C    $6.88     $7.24
 .........................................................

 KEMPER HIGH YIELD FUND RANKINGS
 AS OF 3/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER CURRENT HIGH YIELD FUNDS CATEGORY

                        CLASS A                 CLASS B                 CLASS C
 ..........................................................................................
    1-YEAR         #243 of 349 funds       #265 of 349 funds       #263 of 349 funds
 ..........................................................................................
    5-YEAR          #59 of 121 funds        #90 of 121 funds        #88 of 121 funds
 ..........................................................................................
    10-YEAR         #15 of 54 funds               N/A                     N/A
 ..........................................................................................
    15-YEAR          #3 of 29 funds               N/A                     N/A
 ..........................................................................................
    20-YEAR          #3 of 21 funds               N/A                     N/A
 ..........................................................................................

*LIPPER, INC. RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE. RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF MARCH 31, 2000.

                                 CLASS A               CLASS B               CLASS C
 ...............................................................................................
    SIX-MONTH INCOME:            $0.3910               $0.3619               $0.3629
 ...............................................................................................
    MARCH DIVIDEND:              $0.0635               $0.0589               $0.0591
 ...............................................................................................
    ANNUALIZED
    DISTRIBUTION RATE+:           11.09%                10.30%                10.31%
 ...............................................................................................
    SEC YIELD+:                   11.20%                10.94%                10.91%
 ...............................................................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON MARCH 31, 2000. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED MARCH 31, 2000, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

YOUR FUND'S STYLE

 MORNINGSTAR INCOME FUNDS STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Data provided by Morningstar, Inc.,
BOX] Chicago, IL (312) 696-6000. The Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF
                           RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE
                           FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A
                           LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S
                           MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS
                           ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST
                           THREE-YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE
                           ESTIMATED. MORNINGSTAR HAS PLACED KEMPER HIGH
                           YIELD FUND IN THE HIGH YIELD BOND CATEGORY.
                           PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION
                           OF INVESTMENT POLICIES.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER,

As spring moves along towards summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.

  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation.

  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show no signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats.

  Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.

  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.

  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.

  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.

  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. New economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.

  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.

  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (3/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   6.10                   5.20                   5.60
Prime rate (2)                                  9.00                   8.25                   7.75                   8.50
Inflation rate (3)*                             3.70                   2.60                   1.80                   1.40
The U.S. dollar (4)                             1.10                  -0.90                  -0.50                   4.10
Capital goods orders (5)*                      10.10                   4.70                   5.50                  11.50
Industrial production (5)*                      5.10                   3.50                   3.10                   5.30
Employment growth (6)                           2.30                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/29/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.

  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF MAY 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

[RESIS PHOTO]

HARRY RESIS JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1988 AND IS A MANAGING DIRECTOR. HE IS ALSO LEAD PORTFOLIO MANAGER OF KEMPER HIGH YIELD FUND, KEMPER HIGH YIELD FUND II AND KEMPER HIGH YIELD OPPORTUNITY FUND AND HANDLES ALL OF THE TRADING ACTIVITY FOR THE FUNDS. RESIS HOLDS A BACHELOR'S DEGREE IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[DOYLE PHOTO]

DAN DOYLE HAS BEEN INVOLVED WITH KEMPER HIGH YIELD FUND IN BOTH RESEARCH AND TRADING SINCE 1986 AND IS A SENIOR TRADER FOR THE FUND. DOYLE RECEIVED HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE



ALTHOUGH THE YIELD-TO-MATURITY OF MANY HIGH-YIELD BONDS WAS MORE THAN DOUBLE THAT OF COMPARABLE-MATURITY TREASURIES AS OF MARCH 31, PORTFOLIO MANAGER HARRY RESIS SAYS IT MAY BE A WHILE BEFORE THE HIGH-YIELD MARKET CAN STAGE A STRONG, SUSTAINED REBOUND. RESIS DISCUSSES HIS POSITIONING OF THE FUND SINCE SEPTEMBER AND OFFERS HIS VIEW ON WHAT'S AHEAD FOR THE BALANCE OF FISCAL YEAR 2000.

Q     HOW DID THE HIGH-YIELD MARKET BEHAVE AND THE FUND PERFORM DURING THE FIRST
HALF OF FISCAL YEAR 2000?

A     On an absolute basis, the returns from high-yield bonds were unattractive for the six months ended March 31, 2000. The total return of the unmanaged Merrill Lynch High Yield Master Index, a group of lower-rated bonds that vary in quality, was -0.30 percent for the period. The price component of the index fell
4.61 percent. For many high-yield investors, preserving capital was a challenge, as income did not offset losses in principal value. Nevertheless, for the six months ended March 31, the fund provided a modest positive return of 0.38 percent, outperforming the index (for Class A shares unadjusted for sales charge).

  One reason for the high-yield market's weakness was anemic investor demand. This past autumn and winter, the lure of potentially higher returns from equity investments, particularly technology stocks, prompted some investors to liquidate high-yield holdings and redeploy assets. As the U.S. economy enjoyed the best of times, some investors behaved as if high-yield bonds faced the worst of times. Some of the fund's peers even put tech stocks in their portfolios in an effort to boost returns. This strategy backfired as many stocks suffered a sharp retreat in the early months of calendar year 2000. In fact, in January and February, high-yield bonds outperformed the unmanaged Standard & Poor's 500 index.

Q     COULD YOU DESCRIBE HOW KEMPER HIGH YIELD FUND WAS POSITIONED DURING THE
PERIOD?

A     In a difficult environment, we believed success depended on not losing sight of the fact that the fundamental underpinnings of the high-yield debt market were sound. Since mid-1999, bond default rates dropped and commodity prices rebounded, helping many "old economy" companies meet debt payments. During the period, we focused exclusively on high-yield securities; on larger, more liquid bond issues; and on companies with relatively solid cash flow and proven management.

  Throughout calendar year 1999, we reduced the number of holdings in the fund, eliminating weak, less liquid securities. As shown in the Credit Quality table on page 8, the percentage of the fund's portfolio invested in unrated bonds and bonds with ratings of less than B dropped from 15 percent in September to 10 percent as of March 31. This upgrade in quality helped the fund's performance during the first half of fiscal year 2000.

Q     HOW DID HIGH-YIELD BONDS PERFORM RELATIVE TO OTHER TYPES OF BONDS?

A     Yields in the high-yield market have increased dramatically since
September

                                                              PERFORMANCE UPDATE

1999 as the difference in yield, or spread, between 10-year Treasuries and high-yield bonds widened to more than 630 basis points (6.3 percent). Given that 10-year Treasury bonds yielded 6.02 percent as of March 31, 2000, high-yield bonds offered double the yield of government bonds for investors willing to assume additional risk.

  Strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target three times since September by a total of 75 basis points (0.75 percent) to 6.00 percent. This past winter, the government also announced a buyback plan for 30-year Treasuries. These two events decreased the attractiveness of intermediate-term (two- to 10-year) bonds. Along with high-yield bonds, prices of intermediate, investment-grade corporate bonds and other non-Treasury debt generally fell.

  The fund's yield rose during the first half of fiscal 2000, but like the rest of the market, we struggled to preserve principal. Health care bonds were a particularly weak sector due to changes in government reimbursement policies. Bonds issued by small companies also did not fare as well as bonds issued by large, established corporations.

Q     WHAT HAS BEEN THE HISTORICAL EXPERIENCE OF THE HIGH-YIELD BOND MARKET
DURING PERIODS OF STOCK MARKET WEAKNESS?

A     For seven times since October 1987, high-yield bonds outperformed the
Standard & Poor's 500 index during months when the S&P 500 declined 5 percent or more. While we can't say this pattern will continue, we believe that high-yield bonds deserve a place in a well-balanced portfolio now more than ever. After five years of strong equity market performance, many investors have portfolios that are heavily laden with large-cap stocks. We think it would be a mistake for investors to overlook the opportunity to maintain the diversification that this asset class offers.

Q     WHAT'S YOUR OUTLOOK FOR THE HIGH-YIELD MARKET?

A     At some point, we believe there is potential for equity-like returns from high-yield securities and higher bond prices. What we really need is greater investor interest in the asset class. Overall, several positive trends remain in place. First, a robust U.S. economy is helping debtors meet their bond obligations. Second, the default rate for high-yield bonds has been declining since the end of the second quarter of 1999. And finally, continued stock market volatility may prompt some investors to revisit fixed-income alternatives.

Q     FINALLY, HOW ARE YOU POSITIONING THE PORTFOLIO FOR THE ROAD AHEAD?

A     We are focusing our research efforts in sectors and companies where we think we have a competitive advantage. We believe maintaining a more concentrated portfolio of companies we closely monitor is a lot better than having 400 or 500 holdings, which we think increases the likelihood of having more holdings go into default. If the U.S. economy continues to grow at a reasonable pace, we should be well-positioned to achieve the fund's objectives.

HIGH YIELD BOND YIELDS (YIELD-TO-WORST)
VS. 10-YEAR TREASURY YIELDS
March 31, 1995 to March 31, 2000
[LINE CHART]

                                       MERRILL LYNCH
                                        GLOBAL BOND            TEN YEAR
                                          INDICES             TREASURIES
                                       -------------          ----------
3/95                                       10.531               7.196
                                            9.889               6.203
                                           10.079               6.182
                                            9.762               5.572
3/96                                        9.796               6.327
                                            9.989               6.711
                                            9.595               6.703
                                            9.385               6.418
3/97                                        9.665               6.903
                                            9.055               6.500
                                            8.580               6.102
                                            8.600               5.741
3/98                                        8.391               5.654
                                            8.812               5.446
                                           10.276               4.420
                                           10.304               4.648
3/99                                       10.365               5.242
                                           10.518               5.780
                                           10.952               5.877
                                           11.021               6.442
3/00                                       11.922               6.004

SOURCES: BLOOMBERG BUSINESS NEWS, MERRILL LYNCH

INTEREST PAYMENTS AND RETURN OF PRINCIPAL FOR HIGH-YIELD BONDS, UNLIKE TREASURIES, ARE NOT GUARANTEED BY THE U.S. GOVERNMENT. YIELDS ARE AN AVERAGE OF BONDS WITH B RATINGS AND A SIMILAR DURATION TO 10-YEAR TREASURIES. HIGH-YIELD BONDS INVOLVE MORE CREDIT RISK THAN INVESTMENT-GRADE SECURITIES. TREASURY BONDS HAVE NO CREDIT RISK.

YIELD-TO-WORST IS AN EXPRESSION OF THE CURRENT INCOME POTENTIAL OF A BOND ASSUMING THE ISSUER WILL CALL OR REFINANCE THE BOND AT THE FIRST AVAILABLE OPPORTUNITY, WHICH IS USUALLY SPECIFIED WHEN A BOND IS ISSUED.

PERFORMANCE UPDATE

HIGH-YIELD BOND PERFORMANCE
VS. S&P 500 INDEX
During Months When The S&P 500 Declined Between 1987 to 2000
[BAR CHART]

                                                                                          MERRILL LYNCH HIGH YIELD
                                                                   S&P 500                     MASTER INDEX*
                                                                   -------                ------------------------
10/87                                                               -2.67                          -21.53
11/87                                                                2.53                           -8.24
1/90                                                                -1.95                           -6.71
8/90                                                                -3.83                           -9.03
8/97                                                                -0.17                           -5.60
8/98                                                                -4.32                          -14.45
1/00                                                                -0.38                           -5.02

SOURCES: BLOOMBERG BUSINESS NEWS AND MERRILL LYNCH

*THE MERRILL LYNCH HIGH YIELD MASTER INDEX IS AN UNMANAGED GROUP OF LOWER
 QUALITY BONDS THAT VARY IN MATURITY AND QUALITY.


                                 TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 5.50 percent is 50 basis points.

CREDIT SPREAD The difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to "narrow." When the opposite occurs, the spread is said to "widen."

DEFAULT Failure of a borrower to pay what is owed when it is owed. The default rate of high-yield bonds can be measured as the percentage of bond issuers who are not meeting their obligations at a given point in time.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

                                                            PORTFOLIO STATISTICS

KEMPER HIGH YIELD FUND

    PORTFOLIO COMPOSITION BY SECTOR                           ON 3/31/00
    TELECOMMUNICATIONS                                            26%
 ...............................................................................
    CONSUMER CYCLICALS                                            17
 ...............................................................................
    MEDIA                                                         16
 ...............................................................................
    BASIC INDUSTRY                                                13
 ...............................................................................
    CAPITAL GOODS                                                 10
 ...............................................................................
    CONSUMER NONCYCLICALS                                          6
 ...............................................................................
    ENERGY                                                         3
 ...............................................................................
    TECHNOLOGY                                                     3
 ...............................................................................
    TRANSPORTATION                                                 2
 ...............................................................................
    CASH AND EQUIVALENTS                                           4
-------------------------------------------------------------------------------
                                                                 100%

[PIE CHART]

    AVERAGE MATURITY                   ON 3/31/00              ON 9/30/99
    AVERAGE MATURITY                   6.5 years               6.6 years
--------------------------------------------------------------------------------

[PIE CHART] [PIE CHART]

    QUALITY                            ON 3/31/00              ON 9/30/99
    BBB                                     2%                      1%
 ................................................................................
    BB                                     14                      13
 ................................................................................
    B                                      74                      71
 ................................................................................
    BELOW AND NONRATED                     10                      15
--------------------------------------------------------------------------------
                                          100%                    100%

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER HIGH YIELD FUND
Portfolio of Investments at March 31, 2000 (unaudited)

                                                                                     PRINCIPAL
                                                                                      AMOUNT              VALUE
    REPURCHASE AGREEMENTS--.6%

                                       State Street Bank and Trust Company,
                                         6.05%, to be repurchased at
                                         $22,318,246 on 04/03/2000 (Cost
                                         $22,307,000)**                             $22,307,000       $   22,307,000
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    U. S. GOVERNMENT & AGENCIES--.3%

                                       U.S. Treasury Bond, 15.750%, 11/15/2001
                                         (Cost $9,165,000)                            8,000,000            9,106,240
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    FOREIGN BONDS --
    U.S. $ DENOMINATED--.3%

                                       Kappa Beheer BV, 10.625%, 07/15/2009
                                         (Cost $11,920,650)                          11,820,000           11,760,900
                                       ---------------------------------------------------------------------------------
    CORPORATE BONDS--95.8%
    CONSUMER DISCRETIONARY--11.9%

                                       AFC Enterprises, 10.250%, 05/15/2007          20,880,000           20,253,600
                                       AMF Bowling, Inc, 10.875%, 06/15/2006         33,642,000           12,447,540
                                       AMF Bowling, Inc., Step-up Coupon, 0%
                                         to 03/15/2001, 12.250% to 03/15/2006        20,291,000            5,072,750
                                       Advantica Restaurant Co., 11.250%,
                                         01/15/2008                                  16,224,718           10,627,190
                                       Avis Rent A Car, 11.000%, 05/01/2009          16,550,000           16,384,500
                                       Avondale Mills, 10.250%, 05/01/2006           21,391,000           20,107,540
                                       Boca Resorts, Inc., 9.875%, 04/15/2009        20,775,000           18,905,250
                                       Cinemark USA, Inc., 8.500%, 08/01/2008        18,860,000           12,636,200
                                       Cinemark USA, Inc., Series D, 9.625%,
                                         08/01/2008                                   3,680,000            2,649,600
                                       Cole National Group Inc., 9.875%,
                                         12/31/2006                                   6,446,000            5,027,880
                                       Cole National Group Inc., 8.625%,
                                         08/15/2007                                  12,420,000            8,942,400
                                       Color Tile, Inc., 10.750%, 12/15/2001         20,480,000              204,800
                                       Eldorado Resorts, 10.500%, 08/15/2006         17,981,000           17,621,380
                                       Finlay Enterprises, Inc., 9.000%,
                                         05/01/2008                                   5,670,000            5,074,650
                                       Finlay Fine Jewelry Co., 8.375%,
                                         05/01/2008                                  14,570,000           13,113,000
                                       Galey & Lord, Inc., 9.125%, 03/01/2008        13,850,000            4,986,000
                                       Guitar Center Management, 11.000%,
                                         07/01/2006                                  19,500,000           19,110,000
                                       Harvey's Casino Resorts, 10.625%,
                                         06/01/2006                                  11,830,000           11,948,300
                                       Herff Jones, Inc., 11.000%, 08/15/2005        21,710,000           22,632,675
                                       Hines Horticulture, Inc., 11.750%,
                                         10/15/2005                                  12,183,000           11,939,340
                                       Hollywood Entertainment Corp., Series
                                         B, 10.630%, 08/15/2004                      12,550,000           11,044,000
                                       Horseshoe Gaming Holdings, 8.625%,
                                         05/15/2009                                   1,640,000            1,496,500
                                       Horseshoe Gaming L.L.C., 9.375%,
                                         06/15/2007                                   5,470,000            5,210,175
                                       Imperial Home Decor Group, Inc.,
                                         11.000%, 03/15/2008                         12,740,000              127,400
                                       International Game Technology, 8.375%,
                                         05/15/2009                                  14,580,000           13,122,000
                                       J. Crew Group, Step-up Coupon, 0% to
                                         10/15/2002, 13.125% to 10/15/2008           15,893,000            8,900,080
                                       J. Crew Group, 10.375%, 10/15/2007            20,843,000           18,446,055

    The accompanying notes are an integral part of the financial statements.   9

                                                        PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL
                                                                                      AMOUNT              VALUE
                                       Krystal Inc., 10.250%, 10/01/2007            $10,190,000       $    9,349,325
                                       Mohegan Tribal Gaming Authority,
                                         8.750%, 01/01/2009                          18,550,000           17,483,375
                                       National Vision Association, Ltd.,
                                         12.750%, 10/15/2005                         23,240,000            8,134,000
                                       Park Place Entertainment, Inc., 7.875%,
                                         12/15/2005                                   1,830,000            1,683,600
                                       Park Place Entertainment, Inc., 9.375%,
                                         02/15/2007                                  18,090,000           17,682,975
                                       Perkins Finance, L.P., 10.125%,
                                         12/15/2007                                  15,450,000           14,986,500
                                       Pillowtex Corp., 10.000%, 11/15/2006             540,000              194,400
                                       Pillowtex Corp., 9.000%, 12/15/2007            2,700,000              972,000
                                       Players International, 10.875%,
                                         04/15/2005                                  10,075,000           10,452,812
                                       Regal Cinemas, Inc., 9.500%, 06/01/2008       12,672,000            5,322,240
                                       Regal Cinemas, Inc., 8.875%, 12/15/2010        6,220,000            2,363,600
                                       Restaurant Co., Step-up Coupon, 0% to
                                         05/15/2003, 11.250% to 05/15/2008           18,220,000           10,932,000
                                       Sealy Mattress Co., Step-up Coupon, 0%
                                         to 12/15/2002, 10.875% to 12/15/2007        14,610,000           10,153,950
                                       Specialty Retailers, Inc., 8.500%,
                                         07/15/2005                                   5,145,000            1,389,150
                                       Specialty Retailers, Inc., 9.000%,
                                         07/15/2007                                  19,715,000              985,750
                                       Station Casinos, Inc., 10.125%,
                                         03/15/2006                                  11,730,000           11,759,325
                                       Station Casinos, Inc., 9.750%,
                                         04/15/2007                                   8,050,000            7,909,125
                                       ---------------------------------------------------------------------------------
                                                                                                         429,784,932
------------------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--.9%

                                       Dyersburg Corp., 9.750%, 09/01/2007           18,155,000            8,169,750
                                       Grove Worldwide LLC, 9.250%, 05/01/2008       11,800,000            5,428,000
                                       Jafra Cosmetics International, Inc.,
                                         11.750%, 05/01/2008                         20,920,000           20,083,200
                                       ---------------------------------------------------------------------------------
                                                                                                          33,680,950
------------------------------------------------------------------------------------------------------------------------

    HEALTH--2.4%
                                       ALARIS Medical Systems, Inc., Step-up
                                         Coupon, 0% to 08/01/2003, 11.125% to
                                         08/01/2008                                  13,730,000            4,324,950
                                       Dade International, Inc., 11.125%,
                                         05/01/2006                                  34,700,000           32,791,500
                                       MEDIQ, Inc., 11.000%, 06/01/2008               4,850,000              485,000
                                       Magellan Health Services, Inc., 9.000%,
                                         02/15/2008                                  33,950,000           23,425,500
                                       Mariner Post-Acute Network, Inc.,
                                         Step-up Coupon, 0% to 11/01/2002,
                                         10.500% to 11/01/2007                       58,210,000              582,100
                                       Mariner Post-Acute Network, Inc.,
                                         10.500%, 08/01/2006                         26,160,000           23,020,800
                                       Vencor, Inc., 9.875%, 05/01/2005              10,520,000            1,998,800
                                       ---------------------------------------------------------------------------------
                                                                                                          86,628,650
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--26.3%
                                       21st Century Telecom Group, Inc.,
                                         Step-up Coupon, 0% to 02/15/2003,
                                         12.250% to 02/15/2008                       22,040,000           15,207,600
                                       21st Century Telecom Group, Inc.,
                                         13.750%, 02/15/2010                          3,740,000            3,366,000
                                       Allegiance Telecom, Inc., 12.875%,
                                         05/15/2008                                  26,090,000           27,916,300

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL
                                                                                      AMOUNT              VALUE
                                       Call-Net Enterprises, Inc., Step-up
                                         Coupon 0% to 08/15/2002, 9.270% to
                                         08/15/2007                                 $ 3,940,000       $    2,167,000
                                       Call-Net Enterprises, Inc., Step-up
                                         Coupon, 0% to 05/15/2004, 10.800% to
                                         05/15/2009                                   8,940,000            4,112,400
                                       Call-Net Enterprises, Inc., Step-up
                                         Coupon, 0% to 8/15/2003, 8.940% to
                                         08/15/2008                                  12,110,000            5,691,700
                                       Call-Net Enterprises, Inc., 9.375%,
                                         05/15/2009                                   7,640,000            5,882,800
                                       Century Communications Corp., 8.375%,
                                         12/15/2007                                   8,100,000            7,249,500
                                       Communication Cellular, S.A., Step-up
                                         Coupon, 0% to 09/29/2000, 14.125% to
                                         03/01/2005                                  33,190,000           21,241,600
                                       Crown Castle International Corp.,
                                         Step-up Coupon, 0% to 11/15/2002,
                                         10.625% to 11/15/2007                       17,160,000           11,840,400
                                       Crown Castle International Corp.,
                                         9.500%, 08/01/2011                           6,400,000            5,824,000
                                       Crown Castle International Corp.,
                                         Step-up Coupon, 0% to 08/01/2004,
                                         11.25% to 08/01/2011                         7,270,000            4,198,425
                                       Dolphin Telecom PLC, Zero coupon,
                                         05/15/2009                                  13,860,000            5,544,000
                                       Esprit Telecom Group, PLC, 11.500%,
                                         12/15/2007                                  23,270,000           20,710,300
                                       Esprit Telecom Group, PLC, 10.875%,
                                         06/15/2008                                  10,060,000            8,752,200
                                       Global Crossing Holdings Ltd., 9.500%,
                                         11/15/2009                                  30,150,000           29,170,125
                                       Global Telesystems Group, 9.875%,
                                         02/15/2005                                   8,960,000            7,257,600
                                       Hermes Europe Railtel BV, 11.500%,
                                         08/15/2007                                   1,340,000            1,259,600
                                       ICG Holdings, Inc., Step-up Coupon, 0%
                                         to 09/15/2000, 13.500% to 09/15/2005        44,660,000           42,203,700
                                       IPC Communications, Inc., Step-up
                                         Coupon, 0% to 11/01/2001, 10.875% to
                                         05/01/2008                                  37,310,000           32,459,700
                                       Impsat Corp., 12.375%, 06/15/2008             21,990,000           19,351,200
                                       Intermedia Communications of Florida,
                                         Inc., Step-up Coupon, 0% to
                                         05/15/2001, 12.500% to 05/15/2006           21,080,000           19,288,200
                                       Intermedia Communications of Florida,
                                         Inc., Step-up Coupon, 0% to
                                         07/15/2002, 11.250% to 07/15/2007           25,885,000           19,672,600
                                       KMC Telecom Holdings, Inc., Step-up
                                         Coupon, 0% to 02/15/2003, 12.500% to
                                         02/15/2008                                  44,960,000           25,402,400
                                       KMC Telecom Holdings, Inc., 13.500%,
                                         05/15/2009                                  14,875,000           14,428,750
                                       Level 3 Communications Inc., 11.250%,
                                         03/15/2010                                   7,080,000            6,726,000
                                       Level 3 Communications, Inc., 9.125%,
                                         05/01/2008                                  15,260,000           13,161,750
                                       MGC Communications, 13.000%, 10/01/2004       21,256,000           22,318,800
                                       McLeod USA, Inc., Step-up Coupon, 0% to
                                         03/01/2002, 10.500% to 03/01/2007            7,460,000            5,837,450

    The accompanying notes are an integral part of the financial statements.  11

                                                        PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL
                                                                                      AMOUNT              VALUE
                                       McLeod USA, Inc., 9.250%, 07/15/2007         $16,065,000       $   15,101,100
                                       McLeod USA, Inc., 9.500%, 11/01/2008           4,690,000            4,408,600
                                       MetroNet Communications Corp., Step-up
                                         Coupon, 0% to 11/01/2002, 10.750% to
                                         11/01/2007                                  10,450,000            9,091,500
                                       MetroNet Communications Corp., 12.000%,
                                         08/15/2007                                   8,280,000            9,387,450
                                       MetroNet Communications Corp., Step-up
                                         Coupon, 0% to 06/15/2003, 9.950% to
                                         06/15/2008                                  25,235,000           20,188,000
                                       MetroNet Communications Corp., 10.625%,
                                         11/01/2008                                  16,190,000           17,970,900
                                       Metromedia Fiber Network, Inc.,
                                         10.000%, 11/15/2008                         22,590,000           21,686,400
                                       Millicom International Cellular, S.A.,
                                         Step-up Coupon, 0% to 06/01/2001,
                                         13.500% to 06/01/2006                       45,005,000           37,354,150
                                       Netia Holdings, 10.250%, 11/01/2007            5,470,000            4,840,950
                                       Nextel Communications, Inc., Step-up
                                         Coupon, 0% to 02/15/2003, 9.950% to
                                         02/15/2008                                   3,650,000            2,482,000
                                       Nextel Communications, Inc., Step-up
                                         Coupon, 0% to 10/31/2002, 9.750% to
                                         10/31/2007                                   4,810,000            3,367,000
                                       Nextel Communications, Inc., 9.375%,
                                         11/15/2009                                  58,350,000           53,827,875
                                       Nextlink Communications, Inc., 12.500%,
                                         04/15/2006                                  27,230,000           28,046,900
                                       Nextlink Communications, Inc., 10.750%,
                                         11/15/2008                                  22,690,000           21,839,125
                                       PTC International Finance, Step-up
                                         Coupon, 0% to 07/01/2002, 10.750% to
                                         07/01/2007                                  16,630,000           11,641,000
                                       PTC International Finance, 11.250%,
                                         12/01/2009                                   3,700,000            3,774,000
                                       Price Communications Wireless, 9.125%,
                                         12/15/2006                                  21,710,000           21,058,700
                                       Primus Telecommunications Group,
                                         11.750%, 08/01/2004                         21,226,000           20,376,960
                                       Primus Telecommunications Group,
                                         11.250%, 01/15/2009                          5,560,000            5,115,200
                                       Primus Telecommunications Group,
                                         12.750%, 10/15/2009                          5,400,000            5,238,000
                                       Rogers Cantel, 9.750%, 06/01/2016             28,795,000           31,170,588
                                       SBA Communications Corp., Step-up
                                         Coupon, 0% to 03/01/2003, 12.000% to
                                         03/01/08                                    16,390,000           10,571,550
                                       Telecorp PCS, Inc., Step-up-Coupon, 0%
                                         to 4/15/2004, 11.625 to 04/15/2009           8,310,000            5,110,650
                                       Teligent, Inc., Step-up Coupon, 0% to
                                         03/01/2003, 11.500% to 03/01/2008           14,650,000            7,911,000
                                       Teligent, Inc., 11.500%, 12/01/2007           15,860,000           14,274,000
                                       Tritel PCS Inc., Step-up Coupon, 0% to
                                         05/01/2004, 12.75% to 05/15/2009            19,580,000           12,041,700
                                       Triton Communications, L.L.C., Step-up
                                         Coupon, 0% to 05/01/2003, 11.000% to
                                         05/01/2008                                  44,100,000           29,877,750
                                       U.S. Xchange, L.L.C., 15.000%,
                                         07/1/2008                                   13,830,000           10,234,200
                                       USA Mobile Communications Holdings,
                                         Inc., 14.000%, 11/01/2004                    7,185,000            6,682,050

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL
                                                                                      AMOUNT              VALUE
                                       United Pan-Europe Communications,
                                         10.875%, 11/01/2007                        $ 8,040,000       $    7,718,400
                                       Versatel Telecom, 13.250%, 05/15/2008         11,330,000           11,613,250
                                       Versatel Telecom, 13.250%, 05/15/2008          5,960,000            6,109,000
                                       Versatel Telecom, 11.875%, 07/15/2009          4,540,000            4,449,200
                                       Viatel, Inc., Step-up Coupon, 0% to
                                         04/15/2003, 12.500% to 04/15/2008           23,300,000           12,815,000
                                       Viatel, Inc., 11.250%, 04/15/2008              4,290,000            3,882,450
                                       Viatel, Inc., 11.500%, 03/15/2009              5,405,000            4,972,600
                                       Voicestream Wireless Corp., 10.375%,
                                         11/15/2009                                  24,420,000           24,420,000
                                       Winstar Equipment II, 12.500%,
                                         03/15/2004                                  13,430,000           15,310,200
                                       ---------------------------------------------------------------------------------
                                                                                                         944,201,498
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--2.2%
                                       HMH Properties, 7.875%, 08/01/2008            30,880,000           25,784,800
                                       Intertek Finance, PLC, 10.250%,
                                         11/01/2006                                   8,730,000            7,420,500
                                       Spectrasite Holdings, Inc., Step-up
                                         Coupon, 0% to 4/15/2004, 11.250% to
                                         4/15/2009                                   26,430,000           14,470,425
                                       Spectrasite Holdings, Inc., Step-up
                                         Coupon, 0% to 7/15/2003, 12.000% to
                                         07/15/2008                                  35,290,000           21,879,800
                                       Spectrasite Holdings, Inc., 10.750%,
                                         03/15/2010                                  10,500,000           10,080,000
                                       ---------------------------------------------------------------------------------
                                                                                                          79,635,525
------------------------------------------------------------------------------------------------------------------------

    MEDIA--16.0%
                                       AMFM, Inc., Step-up Coupon, 0% to
                                         02/01/2002, 12.750% to 02/01/2009           25,000,000           22,250,000
                                       AMFM, Inc., 9.000%, 10/01/2008                 5,570,000            5,556,075
                                       AMFM, Inc., 8.000%, 11/01/2008                21,930,000           21,655,875
                                       Adelphia Communications Corp., 9.375%,
                                         11/15/2009                                  11,650,000           10,951,000
                                       American Lawyer Media, Inc., Step-up
                                         Coupon, 0% to 12/15/2002, 12.250% to
                                         12/15/2008*                                  6,480,000            4,114,800
                                       Australis Holdings, Step-up Coupon 0%
                                         to 11/01/2000, 15.000% to 11/01/2002        49,213,000              492,130
                                       Australis Holdings, Zero Coupon,
                                         11/01/2000                                   1,527,070            1,172,026
                                       Avalon Cable Holdings LLC, Step-up
                                         Coupon, 0% to 12/01/2003, 11.875% to
                                         12/01/2008                                  21,170,000           13,337,100
                                       CSC Holdings, Inc., 9.250%, 11/01/2005        12,740,000           12,931,100
                                       CSC Holdings, Inc., Senior Note,
                                         7.250%, 07/15/2008                           5,500,000            5,101,250
                                       CSC Holdings, Inc., 8.125%, 07/15/2009         5,200,000            5,083,000
                                       CSC Holdings, Inc., 8.125%, 08/15/2009        15,156,000           14,814,990
                                       CSC Holdings, Inc., 10.500%, 05/15/2016       27,375,000           29,291,250
                                       Cablevision Systems Corp., 7.875%,
                                         12/15/2007                                   4,100,000            3,956,500
                                       Century Communications Corp., 9.500%,
                                         03/1/2005                                    1,920,000            1,862,400
                                       Chancellor Media Corp., 8.125%,
                                         12/15/2007                                   6,070,000            6,009,300
                                       Charter Communication Holdings LLC,
                                         8.250%, 04/01/2007                          46,110,000           41,268,450

    The accompanying notes are an integral part of the financial statements.  13

                                                        PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL
                                                                                      AMOUNT              VALUE
                                       Charter Communications Holdings LLC,
                                         Step-Up Coupon, 0% to 04/01/2004,
                                         9.92% to 04/01/2011                        $25,580,000       $   14,069,000
                                       Charter Communications Holdings LLC,
                                         10.000%, 04/01/2009                         11,380,000           10,924,800
                                       Comcast UK Cable Partners, Ltd.,
                                         Step-up Coupon 0% to 11/15/2000,
                                         11.2000% to 11/15/2007                      10,225,000            9,662,625
                                       Diamond Cable Communications, PLC,
                                         Step-up Coupon, 0% to 12/15/2000,
                                         11.750% to 12/15/2005                       14,660,000           13,633,800
                                       Echostar DBS Corp., 9.250%, 02/01/2006        18,950,000           18,002,500
                                       Echostar DBS Corp., 9.375%, 02/01/2009        13,285,000           12,487,900
                                       Frontiervision Holdings, LP, Step-up
                                         Coupon, 0% to 09/15/2001,
                                         11.875% to 09/15/2007                       11,839,000           10,240,735
                                       Frontiervision LP, 11.000%, 10/15/2006        14,450,000           14,739,000
                                       Interep National Radio Sales, Inc.,
                                         10.000%, 07/01/2008                         14,790,000           13,237,050
                                       NTL Communications Corp., Step-up
                                         Coupon 0% to 10/01/2003,
                                         12.375% to 10/01/2008                        7,190,000            4,709,450
                                       NTL, Inc., 11.500%, 10/01/2008                56,285,000           57,410,700
                                       Outdoor Systems, Inc., 9.375%,
                                         10/15/2006                                  32,270,000           33,359,112
                                       Panavision, Inc., Step-up Coupon, 0% to
                                         02/01/2002, 9.625% to 02/01/2006            19,840,000           10,118,400
                                       Renaissance Media Group, Step-up
                                         Coupon, 0% to 04/15/2003,
                                         10.000% to 04/15/2008                       14,545,000            9,454,250
                                       Rogers Cablesystems Ltd., 10.000%,
                                         03/15/2005                                   8,120,000            8,526,000
                                       SFX Entertainment, Inc., 9.125%,
                                         02/01/2008                                  12,840,000           12,807,900
                                       SFX Entertainment, Inc., 9.125%,
                                         12/01/2008                                  22,600,000           22,543,500
                                       Sinclair Broadcasting Group, Inc.,
                                         8.750%, 12/15/2007                           7,190,000            6,183,400
                                       Star Choice Communications, Inc.,
                                         13.000%, 12/15/2005                          3,850,000            3,907,750
                                       TeleWest Communications, PLC, Step-up
                                         Coupon, 0% to 10/01/2000,
                                         11.000% to 10/01/2007                       35,309,000           32,925,642
                                       TeleWest Communications, PLC, 9.625%,
                                         10/01/2006                                  13,195,000           12,931,100
                                       TeleWest Communications, PLC, 11.250%,
                                         11/01/2008                                  19,430,000           19,915,750
                                       Transwestern Publishing, Step-up
                                         Coupon, 0% to 11/15/2002, 11.875% to
                                         11/15/2008                                   5,885,000            4,237,200
                                       Transwestern Publishing, 9.625%,
                                         11/15/2007                                   8,650,000            8,282,375
                                       United International Holdings, Step-up
                                         Coupon, 0% to 02/15/2003,
                                         10.750% to 02/15/2008                       20,400,000           13,464,000
                                       ---------------------------------------------------------------------------------
                                                                                                         577,621,185
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.8%
                                       Coinmach Corp., 11.750%, 11/15/2005           51,760,000           51,760,000
                                       ImPac Group, Inc., 10.125%, 03/15/2008        22,800,000           18,924,000

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL
                                                                                      AMOUNT              VALUE
                                       Integrated Electrical Services, Inc.,
                                         9.375%, 02/01/2009                         $ 8,500,000       $    7,140,000
                                       Kindercare Learning Centers, Inc.,
                                         9.500%, 02/15/2009                          25,000,000           22,500,000
                                       La Petite Academy, Inc., 10.000%,
                                         05/15/2008                                  12,320,000            7,515,200
                                       Spincycle, Inc., Step-up Coupon, 0% to
                                         05/01/2001, 12.750% to 05/01/2005           26,295,000            7,888,500
                                       Verio, Inc., 11.250%, 12/01/2008               7,695,000            7,541,100
                                       Verio, Inc., 10.625%, 11/15/2009              15,300,000           14,764,500
                                       ---------------------------------------------------------------------------------
                                                                                                         138,033,300
------------------------------------------------------------------------------------------------------------------------

    DURABLES--2.2%
                                       Accuride Corp., 9.250%, 02/01/2008             9,785,000            8,415,100
                                       Airxcel, 11.000%, 11/15/2007                  16,475,000           14,333,250
                                       DeCrane Aircraft Holdings, Inc.,
                                         12.000%, 09/30/2008                         13,840,000           12,179,200
                                       Fairchild Corp., 10.750%, 04/15/2009           7,830,000            4,228,200
                                       Transdigm, Inc., 10.375%, 12/01/2008          16,280,000           12,698,400
                                       United Rentals, Inc., 9.250%,
                                         01/15/2009                                  20,170,000           17,900,875
                                       United Rentals, Inc., 9.000%,
                                         04/01/2009                                   8,670,000            7,586,250
                                       ---------------------------------------------------------------------------------
                                                                                                          77,341,275
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--16.9%
                                       Agriculture, Mining and Chemicals,
                                         Inc., 10.750%, 09/30/2003                   24,185,000           18,380,600
                                       Atlantis Group, Inc., 11.000%,
                                         02/15/2003                                  25,355,000           25,355,000
                                       BPC Holdings Corp., 12.500%, 6/15/2006        13,051,000           11,745,900
                                       Berry Plastics Corp., 12.250%,
                                         04/15/2004                                  20,499,000           20,191,515
                                       Consolidated Container Capital, Inc.,
                                         10.125%, 07/15/2009                          8,360,000            8,171,900
                                       Consumers International, 10.250%,
                                         04/01/2005                                  15,150,000            9,544,500
                                       Day International Group, Inc., 11.125%,
                                         06/01/2005                                  22,087,000           22,307,870
                                       Delco Remy International, 10.625%,
                                         08/01/2006                                  22,195,000           21,640,125
                                       Eagle-Picher Holdings, Inc., 9.375%,
                                         03/01/2008                                  12,260,000           10,421,000
                                       Foamex, L.P., 13.500%, 08/15/2005             17,810,000           16,563,300
                                       Fonda Group, 9.500%, 03/01/2007               15,720,000           13,047,600
                                       GS Technologies, 12.000%, 09/01/2004          13,795,000            7,449,300
                                       GS Technologies, 12.250%, 10/01/2005          16,830,000            8,919,900
                                       Gaylord Container Corp., 9.750%,
                                         06/15/2007                                  22,680,000           20,412,000
                                       Gaylord Container Corp., 9.875%,
                                         02/15/2008                                   4,615,000            3,738,150
                                       Graham Packaging Co., Step-up Coupon,
                                         0% to 01/15/2003, 10.750% to
                                         01/15/2009                                   7,840,000            4,155,200
                                       Graham Packaging Co., 8.750%,
                                         01/15/2008                                   8,730,000            7,071,300
                                       Grove Holdings LLC, Step-up Coupon, 0%
                                         to 05/01/2003, 11.625% to 05/01/2009         3,865,000              347,850
                                       Grove Holdings LLC, 14.500%, 05/01/2010       10,271,927              513,596
                                       Hayes Wheels International, Inc.,
                                         11.000%, 07/15/2006                         23,070,000           22,608,600
                                       Huntsman Package, 11.750%, 12/01/2004         36,635,000           36,635,000
                                       Knoll, Inc., 10.875%, 03/15/2006              17,344,000           17,690,880

    The accompanying notes are an integral part of the financial statements.  15

                                                        PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL
                                                                                      AMOUNT              VALUE
                                       Millar Western Forest Products, Ltd.,
                                         9.875%, 05/15/2008                         $11,230,000       $   10,668,500
                                       Motors and Gears, Inc., 10.750%,
                                         11/15/2006                                   9,190,000            8,914,300
                                       NL Industries, Inc. , Senior Note,
                                         11.750%, 10/15/2003                         45,814,000           46,959,350
                                       Neenah Corp., 11.125%, 05/01/2007             12,290,000           10,569,400
                                       Plainwell, Inc., 11.000%, 03/01/2008          18,460,000            4,615,000
                                       Printpack, Inc., 9.875%, 08/15/2004            6,280,000            6,060,200
                                       Printpack, Inc., 10.625%, 08/15/2006          22,640,000           21,734,400
                                       Riverwood International Corp., 10.250%,
                                         04/01/2006                                   9,390,000            9,108,300
                                       Riverwood International Corp., 10.625%,
                                         08/01/2007                                  13,041,000           12,780,180
                                       Riverwood International Corp., 10.875%,
                                         04/01/2008                                  57,900,000           53,847,000
                                       SF Holdings Group, Inc., Step-up
                                         Coupon, 0% to 03/15/2003, 12.750% to
                                         03/15/08                                    23,110,000           12,306,075
                                       Spinnaker Industries, 10.750%,
                                         10/15/2006                                  12,150,000            9,963,000
                                       Stone Container Corp., 12.250%,
                                         04/01/2002                                   6,170,000            6,185,425
                                       Stone Container Corp., 10.750%,
                                         10/01/2002                                   2,915,000            2,987,875
                                       Stone Container Corp., 11.500%,
                                         08/15/2006                                   7,800,000            8,034,000
                                       Tenneco Automotive, Inc., 11.625%,
                                         10/15/2009                                  12,960,000           12,636,000
                                       Terex Corp., 8.875%, 04/01/2008               16,760,000           14,665,000
                                       Terex Corp., 8.875%, 04/01/2008                5,230,000            4,576,250
                                       Terra Industries, Inc., 10.500%,
                                         06/15/2005                                   8,175,000            6,049,500
                                       Texas Petrochemicals, 11.125%,
                                         07/01/2006                                  10,800,000            8,964,000
                                       U.S. Can Corp., 10.125%, 10/15/2006           27,679,000           29,062,950
                                       ---------------------------------------------------------------------------------
                                                                                                         607,597,791
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--1.3%
                                       PSINet, Inc., 10.000%, 02/15/2005              3,900,000            3,646,500
                                       PSINet, Inc., 11.500%, 11/01/2008             16,620,000           16,453,800
                                       PSINet, Inc., 11.000%, 08/01/2009             27,010,000           26,469,800
                                       ---------------------------------------------------------------------------------
                                                                                                          46,570,100
------------------------------------------------------------------------------------------------------------------------

    ENERGY--2.1%
                                       Benton Oil & Gas Co., 11.625%, 05/01/03        8,300,000            5,644,000
                                       Continental Resources, Inc., 10.250%,
                                         08/01/2008                                  17,300,000           15,310,500
                                       Key Energy Services, Inc., 14.000%,
                                         01/15/2009                                   7,780,000            8,441,300
                                       Pen Holdings, Inc., 9.875%, 06/15/2008         7,870,000            6,689,500
                                       Pride International, Inc., 10.000%,
                                         06/01/2009                                  14,320,000           14,033,600
                                       R&B Falcon Corp., 11.000%, 03/15/2006          6,320,000            6,604,400
                                       R&B Falcon Corp., 9.500%, 12/15/2008           5,320,000            5,107,200
                                       RAM Energy, 11.500%, 02/15/2008                6,720,000            3,292,800
                                       Stone Energy Corp., 8.750%, 09/15/2007        12,740,000           11,848,200
                                       ---------------------------------------------------------------------------------
                                                                                                          76,971,500
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--3.4%
                                       Euramax International, PLC, 11.250%,
                                         10/01/2006                                  15,405,000           15,019,875
                                       MMI Products, Inc., 11.250%, 04/15/2007       14,900,000           15,049,000

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL
                                                                                      AMOUNT              VALUE
                                       Metal Management, Inc., 10.000%,
                                         05/15/2008                                 $21,680,000       $   16,043,200
                                       Metals USA, Inc., 8.625%, 02/15/2008          24,820,000           22,338,000
                                       Renco Steel Holdings Co., Series B,
                                         10.875%, 02/01/2005                         28,530,000           25,391,700
                                       Republic Technologies International,
                                         13.750%, 07/15/2009                         29,690,000            7,422,500
                                       ---------------------------------------------------------------------------------
                                                                                                         101,264,275
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--4.1%
                                       Congoleum Corp., 8.625%, 08/01/2008           20,770,000           17,446,800
                                       Del Webb Corp., 9.750%, 01/15/2008            16,290,000           13,439,250
                                       Dimac Corp., 12.500%, 10/01/2008              21,510,000              215,100
                                       Forecast Group, L.P., 11.375%,
                                         12/15/2000                                  14,620,000           14,620,000
                                       Fortress Group, 13.750%, 05/15/2003           14,080,000            8,025,600
                                       Hovnanian Enterprises, Inc., 9.750%,
                                         06/01/2005                                   6,315,000            5,557,200
                                       Hovnanian Enterprises, Inc., 9.125%,
                                         05/01/2009                                  11,790,000           10,021,500
                                       Lennar Corp., 7.625%, 03/01/2009               3,750,000            3,187,500
                                       Nortek, Inc., 9.875%, 03/01/2004              15,675,000           14,695,312
                                       Nortek, Inc., 9.125%, 09/01/2007              15,600,000           14,274,000
                                       Nortek, Inc., Series A, 8.875%,
                                         08/01/2008                                   6,430,000            5,787,000
                                       Ryland Group, Inc., 8.250%, 04/01/2008        14,950,000           12,109,500
                                       Standard Pacific Corp., 8.000%,
                                         02/15/2008                                   3,400,000            2,958,000
                                       Standard Pacific Corp., 8.500%,
                                         04/01/2009                                   6,760,000            5,746,000
                                       Toll Corp., 8.125%, 02/01/2009                 1,400,000            1,218,000
                                       Toll Corp., 8.000%, 05/01/2009                 2,830,000            2,433,800
                                       Toll Corp., 7.75%, 09/15/2007                  2,280,000            1,960,800
                                       Toll Corp., 8.75%, 11/15/2006                  1,900,000            1,748,000
                                       U.S. Home Corp., Senior Subordinated
                                         Notes, 8.875%, 02/15/2009                   11,370,000           11,142,600
                                       ---------------------------------------------------------------------------------
                                                                                                         146,585,962
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--1.9%
                                       Petro Stopping Centers, 10.500%,
                                         02/01/2007                                  25,150,000           21,880,500
                                       TFM, S.A. de C.V., 10.250%, 06/15/2007        17,350,000           16,222,250
                                       Trans World Airlines, Inc., 11.375%,
                                         03/01/2006                                  10,580,000            3,597,200
                                       Transtar Holdings, Inc., 13.375%,
                                         12/15/2003                                  10,100,000           10,377,750
                                       Travelcenters America, 10.250%,
                                         04/01/07                                    16,380,000           15,561,000
                                       ---------------------------------------------------------------------------------
                                                                                                          67,638,700
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--.4%
                                       Azurix Corp, 10.750%, 02/15/2010               9,000,000            8,820,000
                                       Azurix Corp., 10.375%, 02/15/2007              7,460,000            7,385,400
                                       ---------------------------------------------------------------------------------
                                                                                                          16,205,400
                                       ---------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $4,004,049,803)                                          $3,429,761,043
                                       ---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

                                                        PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF
          PREFERRED STOCKS--2.0%                                                      SHARES              VALUE

    COMMUNICATIONS--.9%
    CELLULAR TELEPHONE--.4%
                                       Dobson Communications, PIK                        12,827       $   12,955,270
                                       ---------------------------------------------------------------------------------

    TELEPHONE/
    COMMUNICATIONS--.5%
                                       Nextel Communications, Inc., PIK                   9,218            8,296,358
                                       ---------------------------------------------------------------------------------
                                       World Access, Inc.*                               10,856           10,747,440
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--.4%
    REAL ESTATE
                                       Crown American Realty Trust                      354,060           13,144,478
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--.5%
    BROADCASTING &
      ENTERTAINMENT
                                       Sinclair Capital                                 210,400           18,936,000
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--.2%
    CONTAINERS &
      PAPER--.1%
                                       SF Holdings Group, Inc., PIK                         523            2,353,500
                                       ---------------------------------------------------------------------------------

    MACHINERY/COMPONENTS
    CONTROLS--.1%
                                       Eagle-Picher Holdings, Inc.                        1,750            4,900,000
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.0%
    OIL & GAS PRODUCTION
                                       Clark USA, PIK                                    43,760              875,200
                                       ---------------------------------------------------------------------------------
                                       TOTAL PREFERRED STOCKS
                                       (Cost $96,254,321)                                             $   72,208,246
                                       ---------------------------------------------------------------------------------
           COMMON STOCKS--1.0%

    COMMUNICATIONS--.8%
    TELEPHONE/
    COMMUNICATIONS
                                       21st Century Telecom Group, Inc.,
                                         Warrants*                                        2,850              712,500
                                       AT&T Canada Inc.*                                 28,392            1,731,912
                                       Benedek Communications Corp., Warrants*           90,000              180,000
                                       Communicacion Cellular, S.A., Warrants*           30,800              770,000
                                       Econophone, Inc., Warrants*                       19,865            3,476,375
                                       Intelcom Group, Inc., Warrants*                   67,617            2,231,361
                                       Intermedia Communications of Florida,
                                         Inc., Warrants*                                 16,300            3,178,500
                                       KMC Telecom Holdings, Inc., Warrants*             23,900              239,000
                                       MGC Communications*                               97,655            6,982,333
                                       Primus Telecommunications Group,
                                         Warrants*                                       13,050              809,100
                                       Star Choice Communications, Warrants*            233,916            1,578,933
                                       Tele1 Europe Holding AB -- ADR*                  122,760            2,347,785
                                       ---------------------------------------------------------------------------------
                                                                                                          24,237,799

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF
                                                                                      SHARES              VALUE
    FINANCIAL--0.0%
    OTHER FINANCIAL COMPANIES
                                       Ono Finance PLC, Warrants*                         6,960       $    1,044,000
                                       ---------------------------------------------------------------------------------

    MEDIA--0.0%
    CABLE TELEVISION
                                       UIH Australia Pacific, Inc., Warrants*            14,150              424,500
                                       ---------------------------------------------------------------------------------

    MISCELLANEOUS
                                       Australis Holdings, Warrants*                     49,523                    0
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.0%
    MISCELLANEOUS CONSUMER
      SERVICES
                                       Spincycle, Inc., Warrants*                        26,295                  263
                                       ---------------------------------------------------------------------------------

    PRINTING/PUBLISHING
                                       American Banknote Corp., Warrants*                16,850                  169
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.0%
    AEROSPACE
                                       Decrane Holdings Co., Warrants*                   15,830                    0
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--.2%
    CONTAINERS & PAPER
                                       Gaylord Container Corp.*                       1,353,034            8,625,592
                                       SF Holdings Group, Inc.*                           6,176                   62
                                       ---------------------------------------------------------------------------------
                                                                                                           8,625,654
------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.0%
    OIL/GAS TRANSMISSION
                                       Empire Gas Corp., Warrants*                       31,795                3,180
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.0%
    STEEL & METALS
                                       Gulf States Steel, Warrants*                      29,670                  297
                                       Republic Technologies International,
                                         Warrants*                                       29,690                  297
                                       ---------------------------------------------------------------------------------
                                                                                                                 594

    MISCELLANEOUS
                                       Bar Technologies, Warrants*                        9,370              187,400
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--0.0%
    BUILDING MATERIALS
                                       Waxman Industries, Inc., Warrants*               800,453                8,004
                                       ---------------------------------------------------------------------------------

    HOMEBUILDING
                                       Capital Pacific Holdings, Warrants*               54,431               27,216
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $12,426,194)                                                 34,558,779
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100%
                                       (Cost $4,156,122,968)(a)                                       $3,579,702,208
                                       ---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $4,158,162,192. At March 31, 2000, net unrealized depreciation for all securities based on tax cost was $578,459,984. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $50,697,313 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $629,157,297.

PIK denotes that interest or dividend is paid in kind.

    The accompanying notes are an integral part of the financial statements.  19

                                                            FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of March 31, 2000 (unaudited)

ASSETS
Investments in securities, at value (cost $4,156,122,968)       $3,579,702,208
------------------------------------------------------------------------------
Receivable for investments sold                                     57,184,215
------------------------------------------------------------------------------
Interest receivable                                                101,885,406
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      3,546,771
------------------------------------------------------------------------------
TOTAL ASSETS                                                     3,742,318,600
------------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                               22,825,359
------------------------------------------------------------------------------
Payable for investments purchased                                    9,407,608
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                    17,944,459
------------------------------------------------------------------------------
Accrued management fee                                               1,524,529
------------------------------------------------------------------------------
Other accrued expenses and payables                                  4,492,931
------------------------------------------------------------------------------
Total liabilities                                                   56,194,886
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,686,123,714
------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
------------------------------------------------------------------------------
Undistributed net investment income                             $    8,223,954
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         (576,420,760)
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (293,757,477)
------------------------------------------------------------------------------
Paid-in capital                                                  4,548,077,997
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,686,123,714
------------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,590,850,495 / 377,265,037 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                     $6.87
------------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of $6.87)                  $7.19
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($936,458,232
  / 136,487,058 outstanding shares of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                 $6.86
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($144,922,546
  / 21,067,032 outstanding shares of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                 $6.88
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($13,892,441 / 2,023,547 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                            $6.87
------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended March 31, 2000 (unaudited)

INVESTMENT INCOME
Dividends                                                       $   6,191,192
-----------------------------------------------------------------------------
Interest                                                          247,288,256
-----------------------------------------------------------------------------
Total income                                                      253,479,448
-----------------------------------------------------------------------------
Expenses:
Management fee                                                     11,184,401
-----------------------------------------------------------------------------
Services to shareholders                                            4,091,951
-----------------------------------------------------------------------------
Custodian fees                                                         70,575
-----------------------------------------------------------------------------
Distribution services fees                                          4,742,470
-----------------------------------------------------------------------------
Administrative services fees                                        5,270,201
-----------------------------------------------------------------------------
Auditing                                                               55,034
-----------------------------------------------------------------------------
Legal                                                                 186,459
-----------------------------------------------------------------------------
Trustees' fees and expenses                                            44,765
-----------------------------------------------------------------------------
Reports to shareholders                                               441,888
-----------------------------------------------------------------------------
Registration fees                                                      76,687
-----------------------------------------------------------------------------
Other                                                                  83,951
-----------------------------------------------------------------------------
Total expenses, before expense reductions                          26,248,382
-----------------------------------------------------------------------------
Expense reductions                                                   (145,996)
-----------------------------------------------------------------------------
Total expenses, after expense reductions                           26,102,386
-----------------------------------------------------------------------------
NET INVESTMENT INCOME                                             227,377,062
-----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      (100,627,689)
-----------------------------------------------------------------------------
Futures                                                               786,733
-----------------------------------------------------------------------------
                                                                  (99,840,956)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
  on investments                                                 (104,153,633)
-----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (203,994,589)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $  23,382,473
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                   ENDED
                                                                 MARCH 31,        YEAR ENDED
                                                                   2000         SEPTEMBER 30,
                                                                (UNAUDITED)          1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                         $   227,377,062      488,708,705
----------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               (99,840,956)    (138,276,269)
----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transactions during the period                                 (104,153,633)    (123,431,127)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                       23,382,473      227,001,309
----------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A                                                      (161,705,463)    (341,058,994)
----------------------------------------------------------------------------------------------
    Class B                                                       (55,096,180)    (122,442,895)
----------------------------------------------------------------------------------------------
    Class C                                                        (8,767,336)     (18,351,826)
----------------------------------------------------------------------------------------------
    Class I                                                          (974,595)      (2,107,052)
----------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         820,968,237    2,668,257,234
----------------------------------------------------------------------------------------------
Reinvestment of distributions                                     127,266,335      283,361,413
----------------------------------------------------------------------------------------------
Cost of shares redeemed                                        (1,340,344,903)  (3,197,526,043)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                   (392,110,331)    (245,907,396)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (595,271,432)    (502,866,854)
----------------------------------------------------------------------------------------------
Net assets at beginning of period                               4,281,395,146    4,784,262,000
----------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $8,223,954 and $7,390,468,
respectively)                                                 $ 3,686,123,714    4,281,395,146
----------------------------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                          CLASS A
                                                     SIX MONTHS
                                                      ENDED
                                                     MARCH 31,           YEAR ENDED SEPTEMBER 30,
                                                       2000        ------------------------------------
                                                     (UNAUDITED)   1999    1998   1997    1996    1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $7.23       7.68   8.50    8.23    8.01    7.74
-------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     .40(a)     .78(a) .76(a)   .76    .76     .83
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                               (.37)       (.46)  (.05)   1.07     .23     .20
-------------------------------------------------------------------------------------------------------
Total from investment operations                          .03        .32   .77      .80     .77     .76
-------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   (.39)       (.77)  (.77)   (.80)   (.77)   (.76)
-------------------------------------------------------------------------------------------------------
Total distributions                                     (.39)       (.77)  (.77)   (.80)   (.77)   (.76)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $6.87       7.23   7.68    8.50    8.23    8.01
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                      .38**     4.11   (.95)  13.69   13.00   14.10
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                  2,591      2,945   3,304  3,463   2,909   2,493
-------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          1.00*       .96   .89      .88     .88     .90
-------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)            .99*       .96   .89      .88     .88     .90
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               11.00*     10.15   9.09    9.18    9.45   10.74
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                47*        67    92       91     102      99
-------------------------------------------------------------------------------------------------------

                                                                          CLASS B
                                                     SIX MONTHS
                                                      ENDED
                                                     MARCH 31,           YEAR ENDED SEPTEMBER 30,
                                                       2000        ------------------------------------
                                                     (UNAUDITED)   1999   1998    1997    1996    1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $7.22      7.67    8.49    8.22    8.00    7.73
-------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     .37(a)   .71(a)   .68(a)   .69    .69     .76
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                               (.37)      (.45)   (.80)    .31     .23     .20
-------------------------------------------------------------------------------------------------------
Total from investment operations                           --      .26     (.12)   1.00     .92     .96
-------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   (.36)      (.71)   (.70)   (.73)   (.70)   (.69)
-------------------------------------------------------------------------------------------------------
Total distributions                                     (.36)      (.71)   (.70)   (.73)   (.70)   (.69)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $6.86      7.22    7.67    8.49    8.22    8.00
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                    (.03)**    3.26   (1.82)  12.72   12.02   13.09
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                    936      1,145  1,292   1,317   1,099     993
-------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          1.82*     1.78    1.76    1.76    1.77    1.77
-------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           1.81*     1.78    1.76    1.76    1.77    1.77
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               10.18*     9.33    8.22    8.30    8.56    9.87
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                47*      67       92      91     102      99
-------------------------------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS

                                                                                 CLASS C
                                                  SIX MONTHS
                                                   ENDED
                                                  MARCH 31,                       YEAR ENDED SEPTEMBER 30,
                                                    2000            ----------------------------------------------------
                                                  (UNAUDITED)       1999       1998        1997        1996        1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $7.24          7.69        8.52        8.24        8.02        7.75
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                  .37(a)       .72(a)       .69(a)      .70         .69         .77
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                             (.37)         (.46)       (.82)        .31         .23         .20
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        --          .26         (.13)       1.01         .92         .97
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                 (.36)         (.71)       (.70)       (.73)       (.70)       (.70)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (.36)         (.71)       (.70)       (.73)       (.70)       (.70)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.88          7.24        7.69        8.52        8.24        8.02
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                  (.02)**       3.30       (1.89)      12.88       12.06       13.13
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                 145          176          171         125          58          17
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                   1.79*         1.73        1.71        1.71        1.71        1.71
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        1.78*         1.73        1.71        1.71        1.71        1.71
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            10.21*         9.38        8.27        8.35        8.62        9.93
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             47*          67           92          91         102          99
------------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS I
                                                                                                           FOR THE PERIOD
                                               SIX MONTHS                                                  DECEMBER 29, 1994
                                                ENDED                                                      (COMMENCEMENT OF
                                               MARCH 31,              YEAR ENDED SEPTEMBER 30,             OPERATIONS) TO
                                                 2000           -------------------------------------      SEPTEMBER 30,
                                               (UNAUDITED)      1999       1998      1997       1996          1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $7.22          7.68      8.50       8.23       8.01             7.55
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                               .42(a)        .82(a)   .76(a)      .78        .78              .66
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                          (.37)         (.48)     (.78)      0.31        .23              .39
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    .05           .34      (.02)      1.08       1.01             1.05
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              (.40)         (.80)     (.80)      (.82)      (.79)            (.59)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                (.40)         (.80)     (.80)      (.82)      (.79)            (.59)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $6.87          7.22      7.68       8.50       8.23             8.01
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                .66**        4.36      (.66)     13.96      13.32            14.37**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)               14            15       17          35         31               26
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                 .65*          .62      .60         .62        .61              .61*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                 .64*          .62      .60         .62        .61              .61*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         11.35*        10.49      9.38       9.44       9.72            10.70*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          47*           67       92          91        102               99*
-----------------------------------------------------------------------------------------------------------------------------

 * Annualized
** Not annualized
(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of sales charges.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper High Yield Fund (the "Fund") is diversified
                             series of Kemper High Yield Series (the "Trust"), which is registered under the Investment Company
                             Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the

                                      NOTES TO FINANCIAL STATEMENTS

                             period, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1998 through September 30, 1999 the fund incurred approximately $97,478,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2000.

                             At September 30, 1999, the fund had a net tax basis capital loss carryforward of approximately $90,019,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2003 ($46,033,000) or September 30,
                             2004 ($6,237,000) or September 30, 2007
                             ($37,749,000), the respective expiration dates.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and

NOTES TO FINANCIAL STATEMENTS

                             losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2
     PURCHASES AND SALES
     OF SECURITIES           For the six months ended March 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                           $   944,012,762

                             Proceeds from sales                   1,387,933,516

                             The aggregate face value of futures contracts opened and closed during the six months ended March 31, 2000 was $121,211,550.

--------------------------------------------------------------------------------

3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $11,184,401 for the six months ended March 31, 2000, which was equivalent to an annualized effective rate of .53%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended March 31, 2000 are $230,358.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended March 31, 2000 are $6,703,028, of which $648,551 is unpaid at March 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six months ended March 31, 2000 are $5,270,201, of which $1,458,000 is unpaid at March 31, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $2,882,472 for the six months ended March 31, 2000 of which $2,060,635 is unpaid at March 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended March 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $44,765 to independent trustees.

                                                          NOTES TO FINANCIAL
STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                    SIX MONTHS ENDED                        YEAR ENDED
                                                                     MARCH 31, 2000                     SEPTEMBER 30, 1999
                                                              -----------------------------       -------------------------------
                                                                 SHARES          AMOUNT              SHARES           AMOUNT
                                       SHARES SOLD
                                        Class A                 78,439,604    $ 560,669,237        220,715,377    $ 1,686,405,480
                                       ------------------------------------------------------------------------------------------
                                        Class B                 21,100,604      150,646,397         79,949,454        609,882,550
                                       ------------------------------------------------------------------------------------------
                                        Class C                  6,861,922       49,190,112         24,394,873        187,139,209
                                       ------------------------------------------------------------------------------------------
                                        Class I                  1,529,138       10,926,291          4,010,745         30,630,024
                                       ------------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 12,969,697       92,085,585         26,426,040        201,825,296
                                       ------------------------------------------------------------------------------------------
                                        Class B                  4,112,039       29,160,269          8,975,843         68,240,173
                                       ------------------------------------------------------------------------------------------
                                        Class C                    710,208        5,052,741          1,462,149         11,187,155
                                       ------------------------------------------------------------------------------------------
                                        Class I                    136,393          967,740            276,170          2,108,789
                                       ------------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (128,658,702)    (914,246,342)      (289,812,007)    (2,223,309,916)
                                       ------------------------------------------------------------------------------------------
                                        Class B                (40,427,130)    (286,581,642)       (78,710,000)      (603,232,381)
                                       ------------------------------------------------------------------------------------------
                                        Class C                (10,869,564)     (77,655,450)       (23,782,312)      (182,865,557)
                                       ------------------------------------------------------------------------------------------
                                        Class I                 (1,730,954)     (12,325,269)        (4,409,042)       (33,918,218)
                                       ------------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                  6,893,876    $  49,536,200         20,032,269        154,199,971
                                       ------------------------------------------------------------------------------------------
                                        Class B                 (6,821,904)     (49,536,200)       (20,048,704)      (154,199,971)
                                       ------------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                          $(392,110,331)                      $  (245,907,396)
                                       ------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended March 31, 2000, the Fund's custodian and transfer agent fees were reduced by $22,826 and $123,170, respectively under these arrangements.

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          The Fund and several Kemper Funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES

                                                                           NOTES

NOTES

TRUSTEES&OFFICERS


TRUSTEES                          OFFICERS                          ADDITIONAL OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    HARRY E. RESIS, JR.
Trustee                           President                         Vice President

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
LINDA C. COUGHLIN                                                   MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
DONALD L. DUNAWAY                                                   CAROLINE PEARSON
Trustee                           ANN M. MCCREARY                   Assistant Secretary
                                  Vice President
ROBERT B. HOFFMAN                                                   BRENDA LYONS
Trustee                           KATHRYN L. QUIRK                  Assistant Treasurer
                                  Vice President
DONALD R. JONES
Trustee

THOMAS W. LITTAUER
Trustee and Vice President

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com



[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed in the U.S.A. on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Fund prospectus.
KHYF - 3 (5/25/00) 1111810